--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

[logo]
NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)
-------------------------------------------------------------------------------

                                                                     New England
                                                                High Income Fund
                                                              [graphic omitted]

-----------------
DECEMBER 31, 1996
-----------------

                                                                   FEBRUARY 1997
-------------------------------------------------------------------------------

Dear New England Funds Shareholder,

[Photo Henry L.P. Schmelzer]

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

-------------------------------------------------------------------------------
                          NEW ENGLAND HIGH INCOME FUND
-------------------------------------------------------------------------------

                                     AWARD WINNING SERVICE -- TWO YEARS RUNNING
-------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet(TM).

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
-------------------------------------------------------------------------------

                        Putting Performance into Perspective The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

-------------------------------------------------------------------------------
                          NEW ENGLAND HIGH INCOME FUND
-------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in Class A Shares of New England High Income Fund compared to the First Boston High Yield Index and the Cost of Living from 12/31/86.
The data points to this chart are as follows:]

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                      DECEMBER 1985 THROUGH DECEMBER 1996
     COMPARED TO FIRST BOSTON HIGH YIELD INDEX(4) AND THE COST OF LIVING(5)

                          WITH  MAXIMUM     FIRST BOSTON         COST OF
               NAV(1)     SALES CHARGE(2)   HIGH YIELD(4)        LIVING
-------------------------------------------------------------------------------
12/31/86       $10,000        $ 9,550        $10,000             $10,000
    1987       $ 9,853        $ 9,410        $10,653             $10,443
    1988       $10,107        $ 9,652        $11,871             $10,905
    1989       $10,442        $ 9,972        $11,917             $11,412
    1990       $ 9,061        $ 8,654        $11,157             $12,109
    1991       $12,366        $11,810        $16,038             $12,479
    1992       $14,316        $13,672        $18,710             $12,841
    1993       $16,680        $15,929        $22,248             $13,194
    1994       $16,128        $15,402        $22,032             $13,548
    1995       $18,027        $17,216        $25,863             $13,902
    1996       $20,712        $19,780        $29,075             $14,363

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvested distributions.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     CREDIT QUALITY COMPOSITION -- 12/31/96
-------------------------------------------------------------------------------

AAA       0.9%
B        77.5%
BB       11.6%
CCC      10.0%

Portfolio holdings and asset allocations may change.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          NEW ENGLAND HIGH INCOME FUND
-------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/96
-------------------------------------------------------------------------------

  CLASS A (Inception 2/22/84)   1 YEAR            5 YEARS          10 YEARS

 Net Asset Value(1)             14.89%             10.87%           7.55%
 With Max. Sales Charge(2)       9.76               9.84            7.06
 Lipper High Yield Average(6)   13.67              12.15            9.46

  CLASS B (Inception 9/20/93)  1 YEAR            3 YEARS       SINCE INCEPTION

 Net Asset Value(1)            14.12%              6.79%            7.58%
 With CDSC(3)                  10.12               5.96             7.09
 First Boston High Yield(4)    12.42               9.33            10.03
 Lipper High Yield Average(6)  13.67               8.33              n/a

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund's current subadviser began managing the Fund on July 1, 1996. Results for earlier periods reflect performance under previous advisers and subadvisers.

    NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.
(4) First Boston High Yield Index is an unmanaged index of bonds issued by U.S. corporations rated below investment-grade by Standard & Poor's or Moody's Investors Service. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.
(6) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

-------------------------------------------------------------------------------
                          NEW ENGLAND HIGH INCOME FUND
-------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Q. How would you characterize the investment environment for New England High Income Fund in 1996?

[Photo of Gary L. Goodenough & Madeline Einhorn Glick
Loomis Sayles & Company, L.P.]

    It was a mixed year for bonds during which high-yield bonds stood out. In fact, the high-yield bond market was a top-performing U.S. fixed-income sector. The sector's strong performance even captured the attention of nontraditional high-yield investors, such as individuals and money managers who typically prefer higher-quality bonds. These investors sought higher yields and greater potential for capital appreciation than higher-quality bonds could provide. In our opinion, the consistent level of investor interest suggests that high-yield bonds have gained acceptance as a distinct group within the fixed-income asset class.

    The economic and interest rate environment changed several times during the year. Concerns about robust economic growth and future inflation created volatility in the general fixed-income markets early in 1996. By mid-year, long-term interest rates had stabilized as reports confirmed the economy's moderate growth and manageable inflation levels. While high-yield bond prices are less sensitive to changes in interest rates than those of higher quality issues, bonds across the quality spectrum benefited from stable interest rates.

Q.  How did the Fund perform against this backdrop?

    New England High Income Fund provided a total return on net asset value
    (NAV) of 14.89% on Class A shares for the 12-month period ended December 31, 1996. This return reflects an increase in share price to $9.42 on December 31, 1996, from $8.98 a year ago and reinvested distributions totaling $0.83 per share. By comparison, the Fund's benchmark -- the First Boston High Yield Index -- posted a 12.42% total return for the same period, while its peer group of High Yield Bond funds (followed by Lipper Analytical Services) lagged with an average return of 13.67%. During the year, the Fund increased its monthly dividend distribution to $0.07 per share from $.0675.

Q. What strategies did you employ during the past year?

    We took steps to shape a more concentrated, flexible portfolio when we assumed responsibility for the Fund in July. In essence, we identify bonds that, in our opinion, offer both high yields and potential for capital appreciation. As the credit quality of these undervalued securities improves, their high yields and price appreciation combine to generate attractive total returns.

    Using this bond selection process, we reduced the number of holdings in the portfolio to focus better on those bonds that we believed offered the greatest opportunity for attractive performance over time. At the end of the period, the Fund held 38 issues, down from 133 on June 30, 1996.

Q.  Did any of the Fund's holdings play a key role in its performance?

    Several holdings contributed significantly to Fund performance. The world's largest Spanish language media company -- Grupo Televisa -- for example, has generated a 21% total return since its purchase in July. Grand Union, a supermarket chain, was up approximately 16% from its purchase price. Investments in AMF bonds, issued by the major bowling equipment manufacturer and operator, rose approximately 12% during the last six months.

Q. What is your outlook for the Fund during the coming months?

    Our outlook is positive, provided that the economy maintains its current pattern of reasonable growth and low inflation. Continued strong demand from traditional and nontraditional high-yield investors will keep the supply/demand balance tilted favorably toward higher prices. Meanwhile, we will continue to emphasize intensive credit analysis as we work to provide shareholders with high yields from bonds selling at undervalued prices.

BONDS AND NOTES--90.1% OF TOTAL NET ASSETS

       FACE
      AMOUNT        DESCRIPTION                                                      VALUE (a)
---------------------------------------------------------------------------------------------------
                    AUTOMOTIVE & RELATED--5.9%
     $   1,000,000  American General Corp.,  12.875%, 5/1/02  ..................      $   945,000
         1,000,000  CSK Auto, Inc.,  11.000%, 11/1/06  .........................        1,032,500
         1,500,000  Delco Remy International, Inc., 144A,  10.625%, 8/1/06 (e)..        1,584,375
                                                                                      -----------
                                                                                        3,561,875
                                                                                      -----------
                    AVIATION/PARTS & SERVICES--3.5%
         1,900,000  Airplane Pass Through Trust,  10.875%, 3/15/19  ............        2,095,833
                                                                                      -----------
                    BROADCASTING--8.8%
         2,000,000  All American Communications, Inc.,  10.875%, 10/15/01  .....        2,025,000
         1,750,000  FrontierVision Oper Partners L.P., 11.000%, 10/15/06  ......        1,758,750
         1,500,000  Lenfest Communications Inc., 144A,  10.500%, 6/15/06 (e)   .        1,575,000
                                                                                      -----------
                                                                                        5,358,750
                                                                                      -----------
                    COMPUTERS--1.8%
         1,000,000  Advanced Micro Devices, Inc.,  11.000%, 8/1/03  ............        1,085,000
                                                                                      -----------
                    ENERGY--3.1%
         1,750,000  Transtexas Gas Corp.,  11.500%, 6/15/02  ...................        1,890,000
                                                                                      -----------
                    ENTERTAINMENT--3.5%
         3,250,000  AMF Group, Inc.,  12.250%, 3/15/06  ........................        2,149,063
                                                                                      -----------
                    FOOD - RETAILERS/WHOLESALERS--16.0%
         2,000,000  Big V Supermarkets, Inc.,  11.000%, 2/15/04  ...............        1,850,000
         2,100,000  Flagstar Corp.,  10.750%, 9/15/01  .........................        1,900,500
         2,000,000  Grand Union Co.,  12.000%, 9/1/04  .........................        2,110,000
         3,500,000  Penn Traffic Co.,  9.625%, 4/15/05  ........................        1,986,250
         1,750,000  Ralphs Grocery Co.,  13.750%, 6/15/05  .....................        1,855,000
                                                                                      -----------
                                                                                        9,701,750
                                                                                      -----------
                    FOREIGN ISSUES--8.7%
         3,500,000  Groupo Televisa S.A. de CV, 0/13.250% 5/15/08 (d)   ........        2,327,500
         3,000,000  Kabelmedia Holding GMBH, 0/13.625% 8/1/06 (d)   ............        1,665,000
         1,250,000  Mexico United Mexican States, 0/11.375% 9/15/16 (d)   ......        1,310,938
                                                                                      -----------
                                                                                        5,303,438
                                                                                      -----------
                    HOME BUILDERS--3.3%
         2,000,000  Hovnanian K Enterprises, Inc.,  11.250%, 4/15/02  ..........        2,027,500
                                                                                      -----------
                    INDUSTRIALS--10.1%
        $2,500,000  Envirotest Systems Corp.,  9.625%, 4/1/03  .................        2,050,000
           800,000  Fairfield Manufacturing,  11.375%, 7/1/01  .................          836,000
         1,000,000  Motors & Gears, Inc.,  10.750%, 11/15/06  ..................        1,032,500
         1,000,000  Primeco, Inc.,  12.750%, 3/1/05  ...........................        1,142,500
         1,000,000  Terex Corp.,  13.250%, 5/15/02  ............................        1,085,000
                                                                                      -----------
                                                                                        6,146,000
                                                                                      -----------
                    MACHINERY--2.1%
         1,750,000  Bell & Howell Co., 0/11.500% 3/1/05 (d)   ..................        1,268,750
                                                                                      -----------
                    METAL--16.5%
         2,000,000  Acme Metals, Inc.,  12.500%, 8/1/02  .......................        2,170,000
           750,000  Algoma Steel, Inc.,  12.375%, 7/15/05  .....................          810,000
         1,750,000  Envirosource, Inc.,  9.750%, 6/15/03  ......................        1,629,687
         1,500,000  Euramax International PLC, 144A,  11.250%, 10/1/06 (e)   ...        1,556,250
         1,750,000  GS Technologies oper, Inc.,  12.250%, 10/1/05  .............        1,837,500
         2,000,000  Weirton Steel Corp.,  11.375%, 7/1/04  .....................        2,030,000
                                                                                      -----------
                                                                                       10,033,437
                                                                                      -----------
                    PAPER--3.0%
         1,750,000  Stone Container Finance Co., 144A,  11.500%, 8/15/06 (e)   .        1,802,500
                                                                                      -----------
                    RAILROADS & EQUIPMENT--2.4%
         1,500,000  Johnstown America Industries,  Inc., 11.750%, 8/15/05  .....        1,432,500
                                                                                      -----------
                    RETAIL--1.4%
         1,000,000  Finlay Enterprises, 0/12.000% 5/1/05 (d)   .................          870,000
                                                                                      -----------
                    Total Bonds and Notes (Identified Cost $53,343,209) ........       54,726,396
                                                                                      -----------

      COMMON STOCK--1.0%

      SHARES
---------------------------------------------------------------------------------------------------
            70,000  Abacan Resources Corp.  ....................................          608,125
             7,500  Specialty Foods Acquisition Corp. (c) ......................            1,875
                                                                                      -----------
                                                                                          610,000
                                                                                      -----------
                    Total Common Stock (Identified Cost $585,763)  .............          610,000
                                                                                      -----------

     PREFERRED STOCK--6.1%
---------------------------------------------------------------------------------------------------
            17,500  Ameriking, Inc.13.000%, 12/01/08 (pay-in-kind) .............        1,925,000
            20,000  Cablevision Systems Corp. 11.125%, 4/01/08 (pay-in-kind) ...        1,795,000
                                                                                      -----------
                                                                                        3,720,000
                                                                                      -----------
                    Total Preferred Stock (Identified Cost $3,621,250)  ........        3,720,000
                                                                                      -----------

SHORT TERM INVESTMENTS--2.4%

       FACE
      AMOUNT        DESCRIPTION                                                      VALUE (a)
---------------------------------------------------------------------------------------------------
        $1,471,000  Repurchase agreement with State Street Bank & Trust Co.
                      dated 12/31/96 at 4.750% to be repurchased at $1,471,388
                      on 1/02/97, collateralized by $1,175,000 U.S. Treasury
                      Bonds 8.875% due 8/15/17 valued at $1,505,837  ...........      $ 1,471,000
                                                                                      -----------
                    Total Short Term Investments (Identified Cost $1,471,000)  .        1,471,000
                                                                                      -----------
                    Total Investments--99.6% (Identified Cost $59,021,222) (b) .       60,527,396
                    Other assets less liabilities  .............................          231,558
                                                                                      -----------
                    Total Net Assets--100% .....................................      $60,758,954
                                                                                      ===========

(a) See Note 1a to the financial statements.
(b) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost for federal income tax purposes of $58,998,908 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is
      an excess value over tax cost .............................................     $ 2,038,238
    Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value ..........................................        (509,750)
                                                                                      -----------
    Net unrealized appreciation .................................................     $ 1,528,488
                                                                                      ===========

    As of December 31, 1996 the fund has a net tax basis capital loss carryforward as follows:
    Expiring December 31, 1997 ..................................................     $ 1,341,040
             December 31, 1998 ..................................................     $   527,465
             December 31, 1999 ..................................................     $ 1,300,610
             December 31, 2004 ..................................................     $   852,055
(c) Non-income producing security.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(e) Securities exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value .....................................                       $60,527,396
  Cash .....................................................                               817
  Receivable for:
    Fund shares sold .......................................                           272,880
    Securities sold ........................................                            33,140
    Dividends and interest .................................                         1,358,485
  Prepaid registration expense .............................                             4,000
                                                                                   -----------
                                                                                    62,196,718
LIABILITIES
  Payable for:
    Securities purchased ...................................      $1,033,617
    Fund shares redeemed ...................................         123,229
    Dividends declared .....................................         135,579
    Miscellaneous ..........................................           1,625
  Accrued expenses:
    Management fees ........................................          81,354
    Deferred trustees' fees ................................           3,590
    Accounting and administrative ..........................           1,833
    Other expenses .........................................          56,937
                                                                  ----------
                                                                                     1,437,764
                                                                                   -----------
NET ASSETS .................................................                       $60,758,954
                                                                                   ===========
  Net Assets consist of:
    Capital paid in ........................................                       $65,027,904
    Undistributed net investment income ....................                            27,363
    Accumulated net realized losses ........................                        (5,802,487)
    Unrealized appreciation on investments .................                         1,506,174
                                                                                   -----------
NET ASSETS .................................................                       $60,758,954
                                                                                   ===========
  Computation of net asset value and offering price:
  Net asset value and redemption price of Class A shares
    ($42,991,571 divided by 4,563,836 shares of beneficial
    interest) ..............................................                             $9.42
                                                                                         =====
  Offering price per share (100/95.50 of $9.42) ............                             $9.86*
                                                                                         =====
  Net asset value and offering price of Class B shares
    ($17,767,383 divided by 1,886,374 shares of beneficial
    interest) ..............................................                             $9.42**
                                                                                         =====
  Identified cost of investments ...........................                       $59,021,222
                                                                                   ===========
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to finanial statements.

-------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Dividends ................................................                        $    38,702
  Interest .................................................                          5,563,961
                                                                                    -----------
                                                                                      5,602,663
  Expenses
    Management fees ........................................       $   383,464
    Service and distribution fees - Class A ................           118,046
    Service and distribution fees - Class B ................           134,657
    Trustees' fees and expenses ............................            12,284
    Accounting and administrative ..........................            21,859
    Custodian ..............................................            63,868
    Transfer agent .........................................            93,559
    Audit and tax services .................................            28,500
    Legal ..................................................            43,623
    Printing ...............................................            38,751
    Registration ...........................................            21,891
    Miscellaneous ..........................................             8,966
                                                                  ------------
  Total Expenses ...........................................           969,468
  Less expenses waived by the investment adviser and
    subadviser .............................................          (82,286)          887,182
                                                                  ------------      -----------
  Net investment income ....................................                          4,715,481

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized loss on:
    Investments - net ......................................       (2,633,373)
  Unrealized appreciation on:
    Investments - net ......................................         5,306,434
                                                                  ------------
  Net gain on investment transactions ......................                          2,673,061
                                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                        $ 7,388,542
                                                                                    ===========

                See accompanying notes to finanial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                    YEAR ENDED            YEAR ENDED
                                                                    DECEMBER 31,          DECEMBER 31,
                                                                        1995                  1996
                                                                    -----------           -----------
FROM OPERATIONS
  Net investment income ......................................      $ 4,373,660           $ 4,715,481
  Net realized gain (loss) on investments ....................          357,087            (2,633,373)
  Unrealized appreciation on investments .....................          165,613             5,306,434
                                                                    -----------           -----------
  Increase in net assets from operations .....................        4,896,360             7,388,542
                                                                    -----------           -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ..................................................       (3,631,062)           (3,593,146)
    Class B ..................................................         (742,598)           (1,122,335)
  In excess of net investment income
    Class A ..................................................         (172,611)              (24,269)
    Class B ..................................................          (42,339)              (14,568)
                                                                    -----------           -----------
                                                                     (4,588,610)           (4,754,318)
                                                                    -----------           -----------
  Increase in net assets derived from capital share
  transactions ...............................................       10,559,256             8,351,656
                                                                    -----------           -----------
  Total increase in net assets ...............................       10,867,006            10,985,880
NET ASSETS
  Beginning of the year ......................................       38,906,068            49,773,074
                                                                    -----------           -----------
  End of the year ............................................      $49,773,074           $60,758,954
                                                                    ===========           ===========
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
  Beginning of the year ......................................      $   101,090           $   (44,018)
                                                                    ===========           ===========
  End of the year ............................................      $   (44,018)          $    27,363
                                                                    ===========           ===========

                See accompanying notes to finanial statements.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------
                                                1992           1993           1994           1995           1996
                                               ------         ------         ------         ------         ------
Net Asset Value, Beginning of Year ....        $ 9.07         $ 9.46         $10.06         $ 8.89         $ 8.98
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income .................          0.94           0.90           0.88           0.88           0.84
Net Realized and Unrealized Gain (Loss)
  on Investments ......................          0.44           0.61          (1.19)          0.13           0.44
                                               ------         ------         ------         ------         ------
Total From Investment Operations ......          1.38           1.51          (0.31)          1.01           1.28
                                               ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income ..         (0.94)         (0.90)         (0.86)         (0.88)         (0.83)
Distributions in Excess of Net
  Investment Income ...................          0.00          (0.01)          0.00          (0.04)         (0.01)
Distributions From Paid-in Capital ....         (0.05)          0.00           0.00           0.00           0.00
                                               ------         ------         ------         ------         ------
Total Distributions ...................         (0.99)         (0.91)         (0.86)         (0.92)         (0.84)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of Year ..........        $ 9.46         $10.06         $ 8.89         $ 8.98         $ 9.42
                                               ======         ======         ======         ======         ======
Total Return (%)(b) ...................         15.8           16.5           (3.3)          11.8            14.9
Ratio of Operating Expenses to
  Average Net Assets (%)(a) ...........          1.50           1.54           1.60           1.60           1.53
Ratio of Net Investment Income to
  Average Net Assets (%) ..............          9.74           9.17           9.18           9.71           9.32
Portfolio Turnover Rate (%) ...........            19             43             33             30            134
Net Assets, End of Year (000) .........       $20,992        $31,176        $33,673        $39,148        $42,992

(a) Effective July 1, 1996 expenses were voluntarily limited to 1.40% of Class A average net assets. Prior to that effective October 1, 1993 expenses were voluntarily limited to 1.60% of Class A average net assets. See Note 4.
    From May 18, 1989 through September 30, 1993 expenses were voluntarily limited to 1.50% of average net assets.
    The ratios of operating expenses to average net assets, assuming the foregoing expense limitations had not been in effect, would have been 2.63%, 2.00%, 1.83% and 1.72% for the years ended December 31, 1992, 1993, 1994, and
    1995 respectively and 1.69% for the year ended December 31, 1996.
(b) A sales charge is not reflected in total return calculations. As of January 1, 1993 the fund discontinued the use of equalization accounting.

                See accompanying notes to finanial statements.

-------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

[CAPTION]

                                                                      CLASS B
                                           -------------------------------------------------------------
                                             SEPTEMBER 20(a)
                                                 THROUGH                YEAR ENDED DECEMBER 31,
                                              DECEMBER 31,     -----------------------------------------
                                                  1993               1994           1995           1996
                                           -------------------      ------         ------         ------
Net Asset Value, Beginning of Period ......        $ 9.87           $10.06         $ 8.88         $ 8.98
                                                   ------           ------         ------         ------
Income From Investment Operations
Net Investment Income .....................          0.23             0.79           0.83           0.79
Net Realized and Unrealized Gain (Loss) on
  Investments .............................          0.20            (1.18)          0.13           0.42
                                                   ------           ------         ------         ------
Total From Investment Operations ..........          0.43            (0.39)          0.96           1.21
                                                   ------           ------         ------         ------
Less Distributions
Dividends From Net Investment Income ......         (0.23)           (0.78)         (0.81)         (0.76)
Distributions in Excess of Net Investment
  Income ..................................         (0.01)           (0.01)         (0.05)         (0.01)
                                                   ------           ------         ------         ------
Total Distributions .......................         (0.24)           (0.79)         (0.86)         (0.77)
                                                   ------           ------         ------         ------
Net Asset Value, End of Period ............        $10.06           $ 8.88         $ 8.98         $ 9.42
                                                   ======           ======         ======         ======
Total Return (%)(c) .......................          4.4             (4.0)          11.2            14.1
Ratio of Operating Expenses to
  Average Net Assets (%)(b) ...............          2.25(d)          2.25           2.25           2.19
Ratio of Net Investment Income to
  Average Net Assets (%) ..................          7.66(d)          8.53           8.96           8.33
Portfolio Turnover Rate (%) ...............            43(d)            33             30            134
Net Assets, End of Period (000) ...........        $1,232           $5,233        $10,625        $17,767

(a) Commencement of operations.
(b) Effective July 1, 1996 expenses were voluntarily limited to 2.15% of Class B average net assets. Prior to that effective October 1, 1993 expenses were voluntarily limited to 2.25%
    of Class B average net assets. See Note 4.
    The ratios of operating expenses to average net assets, assuming the foregoing expense limitations had not been in effect for Class B shares, would have been 2.53%  for the period ended December 31, 1993, 2.48% for the year ended December 31, 1994 and 2.37% for the year ended December 31, 1995 and 2.35% for the year ended December 31, 1996.
(c) A contingent deferred sales charge is not reflected in total returns calculations. Periods less than one year are not annualized.
(d) Computed on an annualized basis.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 20, 1993. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser Loomis Sayles and Co., L.P. ("Loomis Sayles"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by the Fund's subadviser and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which, when combined with accrued interest or discount earned, approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the subadviser under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME.   Security
transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to interest on defaulted securities and expiration of capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Funds subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES   (excluding short-term investments) for
the year ended December 31, 1996 were $76,448,057 and $68,141,635 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1996 the Fund operated under two management fee contracts. Prior to July 1, 1996 Back Bay Advisors, L.P. was the Funds investment subadviser. Effective July 1, 1996 Loomis Sayles became the investment subadviser.

Effective July 1, 1996 the Fund paid management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets and 0.65% of such assets in excess of $200 million. NEFM pays the Fund's investment subadviser, Loomis Sayles at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million of the Fund's average daily net assets. Prior to July 1, 1996 the Fund paid management fees to its investment adviser, NEFM at the annual rate of 0.75% of the Fund's average daily net assets. NEFM paid the Fund's investment subadviser, Back Bay Advisors at the rate of 0.375% of the Fund's average daily net assets.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM, Loomis Sayles and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM, Back Bay Advisors and Loomis Sayles under the management agreements in effect during the year ended December 31, 1996 are as follows:

FEES EARNED(a)

$191,733                    New England Funds Management, L.P.
$94,987                     Back Bay Advisors, L.P.
$96,744                     Loomis, Sayles & Company, L.P.

  (a) Before reduction pursuant to voluntary expense limitations. See note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and related clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996 these expenses amounted to $21,859 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Funds Class A and Class B shares (the "Plans").

Under the Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares and Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A and Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $98,788 and $33,664 in service fees under the Class A and B Plans respectively.

Also under the Plans, the Fund paid New England Funds monthly distribution fees, at the annual rate of up to 0.10% of the average daily net assets attributable to the Fund's Class A shares, up until June 30, 1996, and up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class A and Class B shares, respectively. For the period ended June 30, 1996 the Fund paid New England Funds $19,258 in distribution fees for Class A shares. For the year ended December 31, 1996, the Fund paid New England Funds $100,993 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $216,832.

D. TRANSFER AGENT FEES.   New England Funds is the transfer and shareholder
servicing agent to the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $68,519 as compensation for its services in that capacity.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $734
Meeting Fee                                           $114/meeting
Committee Meeting Fee                                 $68/meeting
Committee Chairman Retainer                           $ 23/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective July 1, 1996 NEFM and Loomis Sayles voluntarily reduced management fees to limit expenses to 1.40% of the Fund's Class A average daily net assets and 2.15% of the Funds Class B average daily net assets. In connection with the new subadvisery arrangements, Loomis Sayles has agreed to waive 50% of the subadvisory fees payable to Loomis Sayles by NEFM until June 30, 1997. Prior to July 1, 1996 Fund, Back Bay Advisors, and NEFM voluntarily agreed to reduce management fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 1.60% of Class A average daily net assets and 2.25% of Class B average daily net assets. From May 18, 1989 through September 30, 1993 expenses were voluntarily limited to 1.50% of the Fund's average daily net assets. As a result of the Fund's expenses exceeding the foregoing expense limitations during the year ended December 31, 1996, Back Bay Advisors reduced its subadvisery fee of $94,987 by $18,518, Loomis Sayles reduced it's subadvisery fee of $96,744 by $48,636 and NEFM reduced it's advisory fee of $191,733 by $15,132.

5. CONCENTRATION OF CREDIT; LOWER RATED SECURITIES. The Fund invests in securities offering high current income which generally will be rated below investment grade by recognized rating agencies. Certain of these lower rated securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for lower rated securities may be less liquid than the market for higher-rated securities.

6. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1995                  DECEMBER 31, 1996
                                         -------------------------------    --------------------------------
CLASS A                                       SHARES           AMOUNT            SHARES           AMOUNT
--------                                     ---------       -----------        ---------       -----------
Shares sold ..........................       1,182,928       $10,739,791        1,180,703       $10,845,790
Shares issued in connection with the
  reinvestment of:
Distributions from net investment
  income .............................         289,825         2,629,615          271,485         2,481,709
                                             ---------       -----------        ---------       -----------
                                             1,472,753        13,369,406        1,452,188        13,327,499
Shares repurchased ...................        (901,955)       (8,189,417)      (1,246,613)      (11,384,029)
                                             ---------       -----------        ---------       -----------
Net increase .........................         570,798       $ 5,179,989          205,575       $ 1,943,470
                                             ---------       -----------        ---------       -----------


                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1995                  DECEMBER 31, 1996
                                         -------------------------------    --------------------------------
CLASS B                                       SHARES           AMOUNT            SHARES            AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................         690,304       $ 6,247,681          918,809       $ 8,381,978
Shares issued in connection with the reinvestment of:
Distributions from net investment
  income .............................          31,651           286,885           45,192           413,258
                                             ---------       -----------        ---------       -----------
                                               721,955         6,534,566          964,001         8,795,236
Shares repurchased ...................        (127,062)       (1,155,299)        (261,493)       (2,387,050)
                                             ---------       -----------        ---------       -----------
Net increase .........................         594,893       $ 5,379,267          702,508       $ 6,408,186
                                             ---------       -----------        ---------       -----------
Increase derived from capital shares
  transactions .......................       1,165,691       $10,559,256          908,083       $ 8,351,656
                                             =========       ===========        =========       ===========

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Trustees of New England Funds Trust II and the Shareholders of the NEW ENGLAND HIGH INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of New England High Income Fund as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New England High Income Fund as of December 31, 1996 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 10, 1997

                                                              --------------
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        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



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        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
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                  HP56-1296

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